                          Basic Lease Information

                               US Bank Plaza
                               OFFICE LEASE

                  Lease Date:             May 15, 1998

                  Landlord:               Spieker Properties, L.P.,
                                          a California limited partnership

                  Address of Landlord:    10900 N.E. 8th Street, Suite 200
                                          Bellevue, Washington 98004

                  Tenant:                 ImageX Corporation
                                          a Washington corporation

                  Address of Tenant:      10800 N.E. 8th Street
                                          Suite 200
                                          Bellevue, Washington 98004

                  Contact:                Kris Reightley
                  Telephone:              425-452-0011

Paragraph 1       Premises:   Approximately 3,550 Rentable Square Feet
                              located in Suite 210, 10800 N.E. 8th Street,
                              Bellevue, Washington 98004

                  Project: That certain building commonly known as US Bank Plaza located in Bellevue, Washington.

                  Property:   The real property on which the Building is
                              located, as more fully and legally described on Exhibit E attached.

Paragraph 2       Lease Term: Forty-five Months, commencing on June 1,
                              1998 and ending   on February 28, 2002.

Paragraph 3       Base Rent:  Months 1-12       $7,396.00 /month.
                                                ---------
                              Months 13-24      $7,692.00 /month.
                                                ---------
                              Months 25-36      $7,988.00 /month.
                                                ---------
                              Months 37-45      $8,283.00 /month.
                                                ---------

Paragraph 27      "Base Year" for Operating Cost:  1998

                  "Fiscal Year" for Operating Costs:  January 1 - December 31

Paragraph 27(c)   "Tenant's Share" of Operating Costs:  2.68%

Paragraph 32      Security Deposit:  See Addendum to Paragraph 32



The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. If there is any conflict between any Basic Lease Information and the Lease, the Lease shall control.


LANDLORD:                              TENANT:

Spieker Properties, L.P.,              ImageX Corporation
a California limited partnership       a Washington corporation
By:   Spieker Properties, Inc.,
      a Maryland corporation
Its:  General Partner

   /s/ James C. Eddy                       /s/ Jack Hooper
---------------------------------      -------------------------------------
By:   James C. Eddy                    By:   Jack Hooper
Its:  Senior Vice President            Its:  Chief Financial Officer

Date:  6/8/98                          Date:   5/28/98
      ---------------------------            -------------------------------

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                              Lease Agreement

      THIS LEASE made as of this 15th day of May, 1998, between Spieker Properties, L.P., A California limited partnership

      (hereinafter called "Landlord") and ImageX Corporation, a Washington corporation (hereinafter called "Tenant").

      Landlord hereby leases to Tenant and tenant hereby leases from Landlord those premises (herein called "premises" outlined in red on Exhibit "B" attached hereto and made a part hereof, specified in the Basic Lease Information attached

OCCUPANCY               1. Tenant shall use and occupy the premises for general
                        office purposes and for no other use or purpose without the prior written consent of Landlord.

TERM AND                2. (a) The Term of this Lease shall be for the period
POSSESSION              specified in the Basic Lease Information (or until
                        sooner terminated as herein provided). If Landlord, for any reason whatsoever, cannot deliver possession of the premises to Tenant at the commencement of the Term, this lease shall not be void or voidable, nor shall Landlord or its agent be liable to Tenant for any loss or damage resulting therefrom. In that event, however, Tenant shall not be liable for any rent until Landlord delivers possession of the premises to Tenant. If Landlord tenders possession of the premises to Tenant prior to the commencement of the term and Tenant chooses to accept such possession, then the Term and Tenant's obligations hereunder shall commence on the date that it accepts such possession. Any failure to deliver possession at the stated commencement of the term of this lease or delivery of possession prior to the stated commencement date shall not in any way affect the obligations of Tenant hereunder or the expiration date hereof.

                        (b) Landlord agrees to complete the building now under construction (and shall perform the "Building Standard Work" or "Building Nonstandard Work" in the premises as provided in the separate Improvement Agreement attached as Exhibit "C" and made a part hereof) with diligence, subject to events and delays due to Force Majeure (defined in Paragraph 37).

                        (c) The premises shall be deemed completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the provisions of the Improvement Agreement, subject only to the completion of items on Landlord's punch list (and exclusive of the installation of all computer wiring, telephone and other communications facilities and equipment and other finish work or decorating work to be performed by or for Tenant). Tenant shall accept the premises upon notice from Landlord that the work to be constructed or installed by Landlord pursuant to the Improvement Agreement has been substantially completed and Tenant's obligation to pay rent hereunder shall commence on the earlier to occur of: (i) the date on which such work has been substantially completed, or (ii) the date on which Tenant takes possession of any or all of the premises. Landlord shall use its best efforts to advise Tenant of the anticipated date of completion at least five (5) days prior to such date, but the failure to give such notice shall not constitute a default by Landlord. At Landlord's request, Tenant will execute, acknowledge and deliver to Landlord a written statement specifying the commencement date and expiration date of the Term.

RENT              3.    (a)   Tenant shall pay to Landlord  throughout  the
                        term of this lease Base Rent as specified in the Basic
                        Lease Information, payable in monthly installments in advance on the first day of each month during every year of the term hereby demised in lawful money of the United
                        States, without deduction or offset whatsoever, to Landlord at the address specified in the Basic Lease
                        Information, or to such other firm or to such other place as Landlord may from time to time designate in writing. If this lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the fractional month shall be prorated based on a thirty (30) day month. "Rent" means Base Rent and Tenant's Share of Operating Costs.

                        (b) Tenant recognizes that late payment of any Rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after the amount is due, the amount of unpaid Rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant as additional rent in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant on any unpaid Rent or other payment shall be reassessed and added to Tenant's obligation for each successive monthly period accruing after the date on which the late charge is initially imposed. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray its loss and expense. The provisions of this paragraph in no way relieve Tenant of the obligations to pay Rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 19 of this lease if Rent or other payment is unpaid after the date due.

RESTRICTIONS      4.    Tenant shall not do or permit anything to be done
ON USE                  in or about the  premises  that  will  in any way
                        obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them, nor use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the premises, nor permit any use of the premises which may be dangerous to persons or property. Tenant shall not do nor permit anything to be done on or about the premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Project or any of its contents or cause a cancellation of or otherwise affect in any manner any insurance on the Project. No retail sales shall be permitted upon the premises without the prior written consent of Landlord.

COMPLIANCE        5.    (a)   Tenant  shall not use the  premises or permit
WITH LAWS               anything to be done in or about the  premises  that
                        will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.
                        Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the premises, excluding structural changes not related to or affected by alterations or improvements made by or for Tenant or Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation, or requirement, shall be conclusive of such violation as between Landlord and Tenant.

                        (b) "Accessibility Law" means any local, state or federal law, regulation, ordinance, order or directive relating to access, use or enjoyment of the premises by, or employment there, of disabled persons, or to the removal of any tangible or intangible barrier or impediment to access, use or enjoyment of the premises by disabled persons, including but not limited to, the Americans with Disabilities Act.

                        (c) Notwithstanding anything in this Lease to the contrary, Tenant shall make no Tenant Alteration that violates any provision of any Accessibility Law. Tenant shall not adopt or otherwise allow to exist any policy or practice related to its use or occupancy of the premises or the conduct of its activities thereon that violates any Accessibility Law. Tenant shall adopt any economically feasible policy or practice relating to the conduct of its business at the premises that would cure any existing or future violation of any Accessibility Law relating to the premises. Tenant shall bear all cost and expense of performing its duties under this Paragraph 5. Tenant shall reimburse Landlord on demand for any cost or expense required to alter any portion of the Property to comply with any Disability Law as a result of any Tenant Alteration.

                        (d) Notwithstanding any contrary provision of this Lease, Landlord shall have no obligation to approve any Tenant Alteration if Landlord, in its sole discretion determines that the Tenant Alteration would obligate Landlord to make alterations of or additions to any part of the Property in order to comply with any Accessibility Law, unless Tenant agrees to make such alterations or additions at its cost in the manner provided for other Tenant Alterations and Tenant deposits with Landlord before undertaking the design or construction of such alterations a sum equal to Landlord's estimate of the total costs of designing and construction of such alterations.

                        (e) If any claim is asserted against Landlord under any Accessibility Law relating directly or indirectly to any violation by Tenant of any of the provisions of this Paragraph 5, Tenant shall defend, indemnify and hold harmless Landlord from and against any claims, charges, liabilities, obligations, penalties, damages, judgments, costs and expenses (including attorneys fees) arising directly or indirectly from such violation. Landlord has made no covenant, representation or warranty regarding the compliance or extent of noncompliance of any portion of the Project with any Accessibility Law and hereby disclaims any implied warranties with respect thereto, including any implied warranty of habitability or fitness for a particular purpose. No approval by landlord of any plans or specifications for any Tenant Alterations, or failure to disapprove any such plans, specifications or Tenant Alterations shall constitute a representation or warranty by Landlord, whether express or implied, that such plans will comply with any Accessibility Law.

ALTERATIONS       6.    Tenant shall not make or suffer to be made any
                        alterations, additions, or improvements (an
                        "Alteration") in, on, or to the premises or any part thereof without the prior written consent of Landlord;
                        and any such Alteration in, on or to said premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the premises without compensation to Tenant. In the event Landlord consents to the making of any such Alteration by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same must first be approved in writing by Landlord, or, at Landlord's option, the Alteration shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof within twenty (20) days after receipt of a statement. Upon the expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense forthwith and with all due diligence remove any or all Alterations made by or for the account of Tenant, designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the premises to their original condition.

REPAIR            7.    By taking possession of the premises, Tenant accepts the
                        premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair. Tenant shall, at all times during the Term at Tenant's sole cost and expense, keep the premises and every part thereof in good order, condition and repair. Tenant shall upon the expiration or sooner termination of the Term, surrender to Landlord the premises and all repairs, changes, alterations, additions, and improvements thereto, neat and clean and in the same condition as when received except for reasonable wear and tear as determined by Landlord.
                        Tenant agrees that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the premises or any part thereof except as specified in Exhibit "C" and that no representations respecting the condition of the premises, the Building or the Project have been made by Landlord to Tenant, except as specifically set forth in this Lease.

LIENS             8.    Tenant shall keep the premises free from any liens
                        arising out of any work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided in this Lease and by law, the right, but no obligation, to cause the same to be released by such means as it deems proper, including payment of the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand with interest at the rate payable of eighteen percent (18%) per annum or four percent (4%) above the prime rate of Seattle First
                        National Bank, whichever is more (the "Default Rate").
                        Landlord shall have the right at all times to post and keep posted on the premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the premises, the Project, and any other party having an interest therein, from mechanics' and materialmen's liens. Tenant shall give Landlord at least five (5) business days' notice before commencing any construction on the premises.

ASSIGNMENT        9.    (a) Tenant shall not sell, assign, encumber or otherwise
AND                     transfer by operation of law or otherwise this Lease
SUBLETTING              or any interest herein, sublet the premises or any part
                        thereof, or suffer any person to occupy or use the premises or any portion thereof, without the prior written consent of Landlord, as provided herein, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. A transfer by the present majority shareholders of ownership and control of the voting stock of a corporate tenant, or a transfer of a controlling interest in a partnership or proprietorship, as applicable, shall be deemed an assignment for the purposes of this paragraph. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's notice), to assign this Lease or sublet the premises or any portion thereof for any part of the Term. Landlord shall have the right, to be exercised by giving written notice to Tenant ten (10) days after receipt of Tenant's notice, to terminate this Lease as to the portion of the premises described in Tenant's notice and such notice shall, if given, terminate this Lease with respect to the portion of the premises therein described as of the date stated in Tenant's notice and sums payable by Tenant under this Lease shall be prorated to that date. If Tenant proposes to sublet only a portion of the Premises and Landlord exercises its right to recapture that portion, the effective date of recapture by Landlord shall be the effective date of the proposed subletting, and on such date:

                              (i) That portion shall not be a part of the premises;

                              (ii) The Base Rent payable under this Lease shall be reduced by the per rentable square foot rental rate payable for such portion multiplied by the number of rentable square feet in such portion;

                              (iii) Tenant's Share of Operating Costs and Real
                                    Estate Taxes shall be reduced
                                    proportionately; and

                              (iv) Landlord shall at its sole cost and expense do all that is necessary to separate the remainder of the Premises from the portion recaptured by Landlord.

                        Said notice by Tenant shall state the name and address of the proposed assignee or subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed assignment or sublease with said notice. If Tenant's notice specifies all of the premises and Landlord elects to terminate this Lease, this Lease shall terminate on the date stated in Tenant's notice. If Landlord, upon receiving Tenant's notice with respect to any of the premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold its consent to Tenant's subletting the premises specified in said notice.

                        (b) Any assignment or subletting by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the subtenant or assignee shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions, and agreement of this Lease, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each assignment and sublease and the agreement to comply of the assignee or sublessee.

                        (c) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations under this Lease or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph 9 shall be void.

                        (d) The joint and several liability of Tenant named in this Lease and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) agreement which modifies any of the rights or obligations of the parties under this Lease, (b) stipulation that extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease.

                        (e) Without limiting any of the provisions of this Paragraph 9, if Tenant has entered into any sublease of any portion of the premises, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

INSURANCE         10.  (a) Landlord shall not be liable to Tenant and Tenant
AND                     hereby waives all claims against Landlord for any
INDEMNIFICATION         injury or damage to any person or property in or about
                        the premises by or from any cause whatsoever, other than Landlord's gross negligence or willful acts or omissions, and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or any other portion of the premises, the Building, or caused by gas, fire, oil, or electricity in or about the premises, the Building or the Project.

                        (b) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in, on, or about the premises or any part thereof, (ii) occurring in, on, or about any facilities in the Building (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways, or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees. Tenant further agrees to indemnify and hold harmless Landlord against and from any and all claims by or on behalf of any person, firm or corporation, arising from the conduct or management of any work or thing whatsoever done by the Tenant in or about or from transactions of the Tenant concerning the premises, and will further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement of this Lease on the part of the Tenant, or any of its agents, contractors, servants, employees, or licensees and all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. If any action or proceeding is brought against Landlord by reason of any claim or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 10 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

                        (c) The indemnification obligations contained in this Paragraph 10 shall not be limited by any worker's compensation, benefit or disability laws, and each indemnifying party hereby waives any immunity that said indemnifying party may have under the Industrial Insurance Act, Title 51 RCW and similar worker's compensation, benefit or disability laws. Landlord and Tenant acknowledge by their execution of this Lease that each of the indemnification provisions of this Lease (specifically including but not limited to those relating to worker's compensation benefits and laws) were specifically negotiated and agreed to by Landlord and Tenant.

                        (d) Landlord shall not be liable for injury to Tenant's business or loss of income or from damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its authorized representatives, or any other person in or about the premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the damage or injury resulting from conditions arising upon the premises or upon other portions of the Building or the Project unless such injury or damage is caused by the gross negligence or intentional acts of Landlord or its authorized representatives.

                        (e) Tenant agrees to purchase at its own expense and to keep in force during the term of this lease a policy or policies of worker's compensation and commercial general liability insurance, including personal injury and property damage, endorsed to state the insurance is primary over any insurance carried by Landlord, and to include coverage for premises/ operations, independent contractors and contractual liability in the amount of Two-Million Dollars ($2,000,000) combined single limit, or such other amount or coverages as Landlord shall deem necessary, based on periodic insurance reviews with respect to injury or damage to persons or property. The policies shall: (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease, (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Washington and (iii) provide that such insurance shall not be canceled unless thirty (30) days' prior written notice shall have been given to Landlord. The policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

WAIVER OF         11.   Landlord and Tenant hereby waive any right that each may
SUBROGATION             have  against  the other on  account of any loss or
                        damage arising in any manner which is covered by policies of insurance for fire and extended coverage, theft, public liability, workmen's compensation or other insurance now or hereafter existing during the term hereof, provided, however, the parties each shall first have their respective insurance companies waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be.

SERVICES AND      12.   (a) Landlord shall maintain the public and common areas
UTILITIES               of the Building and Project, including lobbies,
                        stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition except for damage occasioned by the act of the Tenant, which damage shall be repaired by Landlord at Tenant's expense.

                        (b) Provided the Tenant shall not be in default hereunder, and subject to the rules and regulations of the Project, Landlord agrees to furnish to the premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays, and legal holidays), water and electricity suitable for the intended use of the premises, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the premises, janitorial services during the times and in the manner that such services are, in Landlord's judgment, customarily furnished in comparable office buildings in the immediate market area, and automatic elevator service. Landlord shall be under no obligation to provide additional or after-hours heating or air conditioning, but if Landlord elects to provide such services at Tenant's request, Tenant shall pay to Landlord a reasonable charge for such services as determined by Landlord. Tenant agrees to keep and cause to be kept closed all window coverings when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating, and air-conditioning system. Wherever heat-generating machines, excess lighting or equipment are used in the premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right to install supplementary air-conditioning units in the premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

                        (c) Tenant will not without the written consent of Landlord use any apparatus or device in the premises, including without limitation, electronic data processing machines and machines using excess lighting or current that will in any way increase the amount of electricity or water usually furnished or supplied for use of the premises as general office space; nor connect with electric current, except through existing electrical outlets in the premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the premises as general office space, Tenant shall first procure the consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the premises to measure the amount of water, electric current or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rate charged by the local public utility, furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resource so consumed. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any utilities or services when the failure or delay is caused by Force Majeure or by the making of repairs or improvements to the premises or the Building, or (iii) the limitation, curtailment, rationing, or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption.

                        (d) Any sums payable under this Paragraph 12 shall be considered additional rent and may be added to any installment of rent thereafter becoming due.

ESTOPPEL          13.   (a) Within ten (10) days following any written request
CERTIFICATE             which Landlord may make from time to time, Tenant shall
                        execute and deliver to Landlord a certificate substantially in the form attached as Exhibit "D" and made a part hereof, indicating thereon any exceptions which may exist at that time. If Tenant fails to execute and deliver such certificate when due, Tenant shall be deemed to have accepted the premises and acknowledged that the statements included in Exhibit "D" are true and correct without exception and Landlord irrevocably is appointed as Tenant's attorney-in-fact for the purpose of signing the certificate on Tenant's behalf. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Property or any interest therein.

                        (b) Within ten (10) days following any written request from Landlord, Tenant shall furnish current financial statements to Landlord.

HOLDING           14.   (a) Any holding over after the expiration of the term
OVER                    of this Lease with the written consent of Landlord shall
                        be a tenancy from month to month. The terms, covenants and conditions of such tenancy shall be the same except that Basic Rent shall be the then fair market value of the premises as determined by Landlord, but in no event less than one hundred fifty percent (150%) of the monthly Base Rent for the last period prior to the expiration, plus Tenant's Share of increased Operating
                        Costs. Acceptance by Landlord of rent after such expiration shall not result in any other tenancy or any renewal of the term of this Lease, and the provisions of this paragraph are in addition to and do not affect
                        Landlord's right of re-entry or other rights provided under this Lease or by applicable law.

                        (b) If Tenant retains possession of the premises or any part thereof without Landlord's consent following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord double the Basic Rent for the last period prior to the date of such expiration or termination. Tenant shall also indemnify and hold harmless from any loss or liability resulting from delay by Tenant in surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry of any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from Tenant while Tenant is holding over without Landlord's written consent.

SUBORDINA-        15.   Without the necessity of any additional document being
TION                    executed by Tenant for the purpose of effecting a
                        subordination, this lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said
                        Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this lease with respect to any such ground leases or underlying leases or the lien of any mortgage or deed of trust.
                        Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant.

RULES AND         16.   Tenant shall faithfully observe and comply with the
REGULATIONS             rules and regulations attached to this Lease as Exhibit
                        A and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord.
                        Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Project of the rules and regulations.

RE-ENTRY BY       17.   Landlord reserves and shall at all times have the right
LANDLORD                to re-enter the premises to inspect the same, to supply
                        janitor service and any other service to be provided by Landlord to Tenant hereunder, to show the premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve or repair the premises and any portion of the building of which the premises are a part, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduit, and other necessary structures in and through the premises where reasonably required by the character of the work to be performed, provided that entrance to the premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.
                        Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use whatever means Landlord may deem necessary or proper to open Tenant's doors in an emergency, in order to obtain entry to any portion of the premises, and any entry to the premises, or portions thereof obtained by Landlord by any means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the premises, or an eviction, actual or constructive, of Tenant from the premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances, passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and to change the name, number or designation by which the Project is commonly known.

INSOLVENCY        18.   (a) If Tenant becomes a Debtor under Chapter 7 of the
OR                      Bankruptcy Code("Code") or a petition for reorganization
BANKRUPTCY              or adjustment of debts is filed concerning Tenant
                        under Chapters 11 or 13 of the Code, or a proceeding is filed under Chapter 7 of the Code and is transferred to Chapters 11 or 13 of the Code, the Trustee or Tenant, as Debtor and as Debtor-In-Possession, may not elect to assume this Lease unless, at the time of such assumption, the Trustee or Tenant has:

                              (i) Cured all defaults under the Lease and paid all sums due and owing under the Lease or provided Landlord with "Adequate Assurance" (as defined below) that: (i) within ten (10) days from the date of such assumption, the Trustee or Tenant will completely pay all sums due and owing under this Lease and compensate Landlord for any actual pecuniary loss resulting from any existing default or breach of this Lease, including without limitation, Landlord's reasonable costs, expenses, accrued interest, and attorneys' fees incurred as a result of the default or breach; (ii) within twenty (20) days from the date of such assumption, the Trustee or Tenant will cure all non-monetary defaults and breaches under this Lease, or, if the nature of such non-monetary defaults is such that more than twenty (20) days are reasonably required for such cure, that the Trustee or Tenant will commence to cure such non-monetary defaults within twenty (20) days and thereafter diligently prosecute such cure to completion; and (iii) the assumption will be subject to all of the provisions of this Lease.

                              (ii) For purposes of this Paragraph, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding involving Tenant, at a minimum, "Adequate Assurance" shall mean: (i) the Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease; (ii) the Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and/or mortgage in or on property of Trustee or Tenant acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults and breaches under this Lease within the time periods set forth above; and (iii) the Trustee or Tenant, at the very minimum, shall deposit a sum equal to two (2) months' Basic Rent to be held by Landlord (without any allowance for interest thereon) to secure Tenant's future performance under the Lease.

                        (b) If the Trustee or Tenant has assumed the Lease pursuant to the provisions of this Paragraph for the purpose of assigning Tenant's interest hereunder to any other person or entity, such interest may be assigned only after the Trustee, Tenant or the proposed assignee has complied with all of the terms, covenants and conditions of this Lease, including, without limitation, those with respect to additional rent. Landlord and Tenant acknowledge that such terms, covenants and conditions are commercially reasonable in the context of a bankruptcy proceeding of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assignment.

                        (c) Upon the filing of a petition by or against Tenant under the Code, Tenant, as Debtor and as Debtor-In-Possession, and any Trustee who may be appointed agree to adequately protect Landlord as follows: (i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by Order of the Bankruptcy Court; (ii) to pay all monetary obligations required under this Lease, including without limitation, the payment of Basic Rent, Tenant's Share of the increase in Operating Costs and any other sums payable by Tenant to Landlord under this Lease which is considered reasonable compensation for the use and occupancy of the Premises;
                        (iii) provide Landlord a minimum of thirty (30) days prior written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease; and (iv) to perform to the benefit of Landlord as otherwise required under the Code. The failure of Tenant to comply with the above shall result in an automatic rejection of this Lease.

DEFAULT          19.    The  failure to perform or honor any covenant,
                        condition or representation made under this Lease shall constitute a default hereunder by Tenant. Tenant shall not have any grace period within which to cure any default in the payment of rental or adjustments thereto, and Landlord shall not be required to give any notice to Tenant of any such default before exercising any remedies available to Landlord. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any default under this Lease other than a default in the payment of rental or adjustments thereto; provided, however, that with respect to any default which cannot reasonably be cured within ten (10) days, Tenant shall have additional time necessary to cure the default so long as Tenant commences to cure within ten (10) days from Landlord's notice, and continues diligently to prosecute the cure to completion. Upon a default under this Lease by Tenant, and failure to cure the default by Tenant within the permissible time period, if any, Landlord shall have the following rights and remedies in addition to, or as an alternative to, any other rights or remedies available to Landlord at law or in equity:

                        (a) The Lease may be terminated at the option of Landlord by notice in writing to Tenant. The Lease will be deemed terminated as of the date specified in Landlord's notice and Tenant shall have no further rights or obligations under the Lease except as provided in this Paragraph 19 which shall survive termination of the Lease.

                        (b) Unless the Lease is terminated as provided in subparagraph (a), the Lease will continue in full force and effect, except Tenant's right to possession of the premises may be terminated at any time, at the option of Landlord, by notice in writing to Tenant. Tenant's right to possession of the premises will be deemed terminated as of the date specified in Landlord's notice, and Landlord, as attorney-in-fact for Tenant, may from time to time, but shall not be obligated to, sublet the premises or any part thereof for such term or terms and at such rent and such other terms as Landlord in its sole discretion deems advisable, with the right to make alterations and repairs to the premises. Upon each subletting, at the option of Landlord, (i) either Tenant shall be immediately liable to pay to Landlord, in addition to indebtedness other than rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting exceeds the amount to be paid as rent for the premises for such period, or (ii) Landlord shall apply rents received from such subletting first, to payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of subletting and of any alterations and repairs; third, to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If, under option (i), the rent shall not be promptly paid to Landlord by the subtenant(s), or if, under option (ii), the rentals received from the subletting during any month are less than all amounts owed for that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Unless and until the Lease is terminated as provided in subparagraph (a), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant as provided in subparagraph (a). Notwithstanding any action taken by Landlord under this subparagraph, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

                        (c) Upon termination of the Lease as provided in subparagraph (a), or upon termination of Tenant's right to possession of the premises, as provided in subparagraph (b), Landlord may reenter and take possession of the premises, and may remove any persons or property by any lawful means and without liability for damages. Any of Tenant's property remaining on the premises, including, without limitation, equipment, inventory, furnishings and trade fixtures, shall be deemed to have been abandoned by Tenant and shall be and become the property of Landlord; provided, however, that Landlord may, in its sole discretion, reject the property and elect instead to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and further may, but shall not be obligated to, sell such property and apply the proceeds therefrom in accordance with applicable law.

                        (d) If the Lease is terminated as provided in subparagraph (a), Landlord shall be entitled to recover immediately, without waiting until the due date of any future Rent or until the date fixed for expiration of the Lease Term, the following amounts as damages:

                              (1) All past-due rent and other amounts owing by Tenant to Landlord pursuant to the terms of this Lease as of the date of termination of the Lease.

                              (2) All costs associated with Tenant's default, whether or not suit was commenced, including, without limitation, costs of reentry and reletting, costs of clean-up, refurbishing, removal of Tenant's property and fixtures, other expenses occasioned by Tenant's failure to quit the premises upon termination and to leave them in the required condition, any remodeling costs, attorneys' fees and costs, court costs, broker commissions, and advertising costs.

                              (3) The loss of reasonable rental value from the date of termination of the Lease until a new tenant has been, or with the exercise of reasonable efforts could have been, secured.

                              (4) Any excess of the value of the rent and all of Tenant's other obligations under this Lease, as if the Lease has not been terminated, over the reasonable expected return from the premises for the period commencing on the earlier of the date of trial or the date the premises are relet and continuing through the end of the term. The present value of future amounts will be computed using a discount rate equal to the lowest prime interest rate publicly announced by a major Washington bank on short-term commercial loans for its most credit-worthy customers, in effect on the earlier of the date of trial or the date the premises are relet.

                        (e) Landlord may, in its sole discretion, sue periodically to recover damages during the period corresponding with the remainder of the Lease term, whether or not the Lease has been terminated, and no action for damages shall bar a later action for damages subsequently accruing.

                        (f) Landlord may elect to call the entire amount of rental for the balance of the term, or what would have been the balance of the term if the Lease had not been terminated as provided in subparagraph (a), immediately due and payable, which rent shall be paid by Tenant to Landlord as liquidated damages.

DAMAGE BY         20.   If the premises or the Building are damaged by fire or
FIRE,                   other casualty, Landlord shall forthwith repair the
ETC.                    same, provided such repairs can be made within two
                        hundred ten (210) days from the date of such damage under the laws and regulations of the federal, state, and local government authorities having jurisdiction thereof. In such event, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of rent while such repairs to be made hereunder by Landlord are being made. The rent reduction shall be based on the extent to which making repairs by Landlord interferes with the business carried on by Tenant on the premises. Within twenty (20) days from the date of such damage, Landlord shall notify
                        Tenant whether or not repairs can be made within two hundred ten (210) days from the date of damage and Landlord's determination thereof shall be binding on Tenant. If repairs cannot be made within two hundred ten
                        (210) days from the date of damage, Landlord shall have the option within thirty (30) days of the date of damage either to: (a) notify Tenant of Landlord's intention to repair the damage and diligently prosecute such repairs, in which event this Lease shall continue in full force and effect and the rent shall be reduced as provided above or (b) notify Tenant of Landlord's intention to terminate this Lease as of a date specified in the notice, which date shall be not less than thirty (30) days nor more than sixty (60) days after the notice is given. In the event that notice to terminate is given by Landlord, this Lease shall terminate on the date specified in the notice and the rent shall be reduced by a proportionate amount based upon the extent to which the damage interfered with the business carried on by Tenant in the premises, and the Tenant shall pay such reduced rent up to the date of termination. Landlord shall refund to Tenant any rent previously paid for any period of time subsequent to the date of termination.
                        The repairs to be made by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repair or replacement of any alterations, additions, fixtures or improvements installed on the premises by or at the expense of Tenant, all of which shall be promptly repaired and restored by Tenant at its expense.

EMINENT           21.   If any part of the Project shall be taken or
DOMAIN                  appropriated under the power of eminent domain or
                        conveyed in lieu thereof, Landlord shall have the right to terminate this lease at its sole option. In such event Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon which may be paid or owed in connection with the exercise of such power of eminent domain or conveyance in lieu thereof, and Tenant shall have no claim against Landlord or against the agency exercising such power or receiving such conveyance, for any part of such sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this lease. If a part of the Project shall be so taken or appropriated or conveyed and Landlord shall elect not to terminate this Lease, Landlord shall nonetheless receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon paid or owed in connection with such taking, appropriation or conveyance and if the premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the premises continuing under this lease at Landlord's cost and expense provided that such restoration can be made, in Landlord's sole opinion, within 360 days of the time the property so taken is appropriated or conveyed. If restoration cannot be made, in Landlord's sole opinion, within three hundred sixty (360) days from the time of taking, Landlord shall notify Tenant within sixty (60) days of such taking and Tenant shall have the right to cancel this lease by giving Landlord written notice of its intention to cancel within thirty (30) days of the date of Landlord's notice. If Tenant elects not to cancel this lease, it shall remain in full force and effect except that Tenant shall be entitled to an appropriate reduction in rent while restoration is being made by Landlord. Such proportionate reduction shall be based upon the extent to which the restoration being made by Landlord interferes with the business carried on by Tenant in the demised premises. Landlord will not be required to repair or restore any injury or damage to the property of Tenant or make any repairs or restoration to any alterations, additions, fixtures or improvements installed in the premises by or at the expense of Tenant. Notwithstanding anything to the contrary contained in this paragraph, if the temporary use or occupancy of any part of the premises is taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by the taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease; in the event of any temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the premises and the use and occupancy of the premises after the end of the term of this Lease.

SALE BY           22.   A sale or conveyance by Landlord of the Project
LANDLORD                shall operate to release Landlord from any future
                        liability under this Lease, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

RIGHT OF          23.   All covenants and agreements to be performed by
LANDLORD TO             Tenant under any of the terms of this Lease  shall be
PERFORM                 performed by Tenant at Tenant's  sole cost and  expense
                        and without any abatement of rent. If Tenant fails to pay any sum of money, other than Basic Rent or Tenant's
                        Share of Operating Costs, required to be paid by it under this Lease or fails to perform any other act on its part to be performed under this Lease, and the failure continues for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make the payment or perform the act on Tenant's part to be made or performed. Tenant shall pay to Landlord on demand all sums so paid by Landlord and all necessary incidental costs together with interest thereon at the Default Rate from the date of payment by Landlord.

SURRENDER OF      24.   (a) Tenant shall, at least ninety (90) days before the
PREMISES                last day of the Term, give to Landlord a written notice
                        of intention to surrender the premises on that date, but nothing contained herein shall be construed as an extension of the term hereof or as consent of Landlord to an holding over by Tenant.

                        (b) At the end of the term or other sooner termination of this Lease, or upon termination of Tenant's right to possession, Tenant will peaceably deliver up to Landlord possession of the premises, together with all improvements or additions upon or belonging to same, by whomsoever made, in the same condition as received or first installed, damage by fire, earthquake, or the elements alone excepted. Tenant shall, prior to the termination of this lease or termination of Tenant's right to possession, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing any damage caused by removal. Property not so removed upon the termination of this lease or upon termination of Tenant's right to possession shall be deemed abandoned by Tenant, and title to the same at Landlord's election shall thereupon pass to Landlord. Unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the premises installed by or at the expense of Tenant and repair any damage resulting from such removal.

                        (c) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

WAIVER            25.   If either Landlord or Tenant waives the performance of
                        any provision of this Lease, such waiver shall not be deemed a waiver of any subsequent breach of the same or any other provision of this Lease. Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any provision of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such rent. Failure by Landlord to enforce any provision of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant.
                        Waiver by Landlord of any provision of this Lease may only be made by a written document signed by Landlord.

NOTICES           26.   All notices and demands which may be or are required to
                        be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the premises, or to such other place as Tenant may from time to time designate in a notice to Landlord. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at the address specified in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a notice to Tenant. All notices and demands shall be deemed given on the date personally delivered to the address designated above or on the date mailed as provided above.

RENTAL            27.   (a) Definition. The terms used in this Paragraph 27
ADJUSTMENTS             shall have the following meanings:

                              (1) "Operating Costs" means all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Project and Landlord's personal property used in connection with the Project and supporting facilities of the Project, and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Project, including, but not limited to, the following:

                                    (i) All wages, salaries and related expenses and benefits of all on-site and off-site employees engaged directly in the operation, management, maintenance, engineering and security of the Project, and the costs and rental value of an office in Project; provided, however, that Operating Costs shall not include leasing commissions paid to any real estate broker, salesperson or agent.

                                    (ii) Supplies, materials, tools and rental of equipment used in the operation, management and maintenance of the Project.

                                    (iii) Utilities, including water and power, gas, sewer, heating, lighting, air conditioning and ventilating and the cost of electrical surveys of the Project.

                                    (iv) All maintenance, janitorial and service agreements for the Project and the equipment therein, including without limitation, alarm services, garbage and waste disposal, security service, water treatment, vermin extermination, facade maintenance, roof maintenance, landscaping, window cleaning and elevator maintenance.

                                    (v) A management cost recovery equal to four percent (4%) of Gross Rent derived from the Project.

                                    (vi) Legal expenses, accounting expenses and the cost of audits by certified public accountants; provided, however, that legal expenses chargeable as Basic Operating Cost shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease.

                                    (vii) All insurance premiums and costs,
                                    including but not limited to, the premiums and cost of fire, casualty, flood and liability coverage and rental abatement and earthquake insurance (if Landlord elects to provide such coverage) applicable to the Project and Landlord's personal property used in connection therewith, and any deductible payments incurred by reason of loss.

                                    (viii) Repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and the alterations attributable solely to tenants of the Project other than Tenant).

                                    (ix) All maintenance costs relating to
                                    public and service areas of the Project, including (but without limitation) sidewalks, landscaping, service areas, mechanical rooms and building exteriors.

                                    (x)   All Real Property Taxes.

                                    (xi) Amortization (together with reasonable financing charges) of capital improvements made to the Project subsequent to the Term Commencement Date which will improve the operating efficiency of the Project or which may be required to comply with laws, ordinances, rules or regulations promulgated, adopted or enforced after completion of the initial construction of the Project and improvement of the premises pursuant to the Office Lease Improvement Agreement.

                                    (xii) All costs of contesting any law
                                    applicable to the Project or the amount of any taxes or assessments affecting the Project.

                              Notwithstanding anything to the contrary herein contained, Operating Costs shall not include (aa) the initial construction cost of the Building;
                              (bb) depreciation on the initial construction of the Project; (cc) the cost of providing Tenant Improvements to tenant or any other tenant; (dd) debt service (including, but without limitation, interest, principal and any impound payments) required to be made on any mortgage or deed of trust recorded with respect to the Building, Project or Property other than debt service and financing charges imposed pursuant to paragraph 27(a)(1)(xi) above; and (ee) the cost of special services, goods or materials provided to any tenant. If the Project is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in computing the Basic Operating Cost for such year so that Basic Operating Cost shall be computed as though the Project had been ninety-five percent (95%) occupied; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Operating Costs from all of the tenants in the Project including Tenant. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord's business). Operating Costs shall not include specific costs incurred for the account of, separately billed to and paid by specific tenants.

                              (2) "Real Property Taxes" means any form of tax, assessment, general assessment, special assessment, lien, levy, bond obligation, license fee, license tax, tax or excise on rent, or any other levy, charge or expense, together with any statutory interest thereon, (individually and collectively, the "Impositions"), now or hereafter imposed or required by any authority having the direct or indirect power to tax, including any federal, state, county or city government or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, (individually and collectively, the "Governmental Agencies") on any interest of Landlord or Tenant or both (including any legal or equitable interest of Landlord or its mortgagee, if any) in the Building, or the Property, including without limitation:

                                    (i) any Impositions upon, allocable to or measured by the area of the Premises or the Project, or the rental payable hereunder, including without limitation, any gross income tax or excise tax levied by any Governmental Agencies with respect to the receipt of such rental; or

                                    (ii) any Impositions upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair or use or occupancy by Tenant of the premises or any portion thereof; or

                                    (iii) any Impositions upon this Lease or this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the premises; or

                                    (iv) any Impositions by Governmental
                                    Agencies (whether or not such impositions constitute tax receipts) in substitution, partially or totally, of any impositions now or previously included within the definition of real property taxes, including those calculated to increase tax increments to Governmental Agencies and to pay for such services as fire protection, water drainage, street, sidewalk and road maintenance, refuse removal or other governmental services formerly provided without charge to property owners or occupants; or

                                    (v) any and all costs, including without limitation, the fees of attorneys, tax consultants and experts, incurred by Landlord should Landlord elect to negotiate or contest the amount of such real property taxes in formal or informal proceedings before the Governmental Agency imposing such real property taxes;

                              provided, however, that Real Property Taxes shall in no event include Landlord's general income, inheritance, estate, gift or franchise taxes.

                              (3) "Estimated Operating Costs" for any Fiscal Year shall mean Landlord's estimate of the Operating Costs for such Fiscal Year. Landlord shall have the right from time to time to revise its Fiscal Year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in accordance with generally accepted accounting principles applied in a consistent manner.

                        (b) Payment of Estimated Basic Operating Cost. During the last month of each Fiscal Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Operating Costs for the ensuing Fiscal Year. The Fiscal Year is specified in the Basic Lease Information. Tenant shall pay to Landlord, as additional rent, monthly, in advance, on the first day of each month during the Term, an amount equal to one-twelfth (1/12th) of Tenant's Share of the increase in the Operating Costs of the Property for each Fiscal Year during the Term over the Operating Costs for the Base Year, which amount is exclusive of any sales, franchise, business or occupation or other tax based on rents and should such taxes apply during the Term.

                        (c) Proration. Tenant's Share of the increase in Operating Costs shall be prorated on the basis of a 360-day year to account for any fractional portion of a year included in the Term at its commencement and expiration. If at any time during the course of a Fiscal Year, Landlord determines that Basic Operating Cost will apparently vary from the then Estimated Operating Costs by more than five percent (5%), Landlord may, by written notice to Tenant, revise the Estimated Operating Costs for the balance of the Fiscal Year and Tenant shall pay Tenant's Share of the Estimated Operating Costs as so revised for the balance of the then current Fiscal Year on the first day of each calendar month thereafter, as additional rent.

                        (d) Computation of Operating Costs Adjustment. Within one hundred twenty (120) days after the end of each Fiscal Year or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of Operating Costs for the Fiscal Year just ended, accompanied by a computation of Tenant's share of increased Operating Costs. If the statement shows that Tenant's payment based upon Estimated Operating Costs is less than Tenant's Share of Operating Costs, then Tenant shall pay as additional rent the difference within twenty (20) days after receipt of the statement. If the statement shows that Tenant's payment of Estimated Operating Costs exceeded Tenant's Share of Operating Costs, then (provided that Tenant is not in default under this Lease) Tenant shall receive a credit for the amount of the overpayment against Tenant's obligation for payment of

                        Tenant's Share of Estimated Operating Costs next becoming due hereunder. If this Lease has been terminated or the Term has expired before the date of the statement, then the Basic Operating Cost Adjustment shall be paid by the appropriate party within twenty
                        (20) days after the date of delivery of the statement.

                        (e) Tenant Audit. Tenant shall have the right, at Tenant's expense, and upon not less than seven (7) days prior written notice to Landlord, to review at reasonable times Landlord's books and records for any fiscal year, a portion of which falls within the Term, for purposes of verifying Landlord's calculation of Basic Operating Cost and Basic Operating Cost Adjustment. If Tenant disputes the amount set forth in any statement provided by Landlord under Paragraph 27(c) above, Tenant shall have the right not later than twenty
                        (20) days following the receipt of such statement, and upon condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to such Fiscal Year to be audited by certified public accountants selected by Tenant subject to Landlord's reasonable right of approval. The Basic Operating Cost Adjustment shall be appropriately adjusted on the basis of the audit. If the audit discloses a liability for a refund or credit by Landlord to Tenant in excess of ten percent (10%) of Tenant's Share of Operating Costs Adjustment previously reported, the cost of the audit shall be borne by Landlord. Otherwise the cost of the audit shall be paid by Tenant. If Tenant does not request an audit in accordance with the provisions of this Paragraph 27(e) within twenty (20) days of receipt of Landlord's statement provided pursuant to Paragraph 27(d), Landlord's statement shall be final and binding for all purposes.

TAXES             28.   Tenant shall pay before delinquency any and all taxes
PAYABLE                 levied or assessed and which become payable by Landlord
BY TENANT               (or Tenant) during the term of this Lease (excluding,
                        however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (a) the gross or net rent payable under this Lease, including, without limitation, any gross receipts tax levied by any taxing authority, or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the rental hereunder; (b) the value of Tenant's equipment, furniture, fixtures or other personal property located in the premises; (c) the possession, Lease, operation, management, maintenance, alteration, repair, use of occupancy by Tenant of the premises or any portion thereof; (d) the value of any leasehold improvements, alterations or additions made in or to the premises, regardless of whether title to such improvements, alterations or additions shall be in Tenant or Landlord; or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the premises.
                        In the event that it shall not be lawful for Tenant to so reimburse Landlord, the rent payable to Landlord under this Lease shall be revised to net Landlord the same net rent after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax. All taxes payable by Tenant under this Paragraph 28 shall be deemed to be, and shall be paid as, additional rent.

ABANDON-          29.   Tenant  shall not vacate or abandon the premises at any
MENT                    time during  the term, and any such vacation or
                        abandonment shall be a breach of this Lease. If Tenant shall abandon, vacate or surrender said premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall pass to Landlord, except such property as may be mortgaged to Landlord.

SUCCESSORS        30.   Subject to the provisions of Paragraph 9 hereof,
AND                     the terms, covenants and conditions  contained herein
ASSIGNS                 shall be binding upon and inure to the benefit of the
                        heirs, successors, executors, administrators and assigns of the parties hereto.

ATTORNEYS'        31.   If this Lease is referred to an attorney for
FEES                    enforcement of its terms or provisions or if any action
                        must be taken to enforce any term, covenant or condition of this Lease, Landlord shall be entitled to payment by Tenant of all reasonable costs incurred in connection with such enforcement, whether or not litigation is commenced, including, without limitation, reasonable attorneys' fees and costs.

SECURITY          32.   (a) By execution of this Lease, Landlord acknowledges
DEPOSIT                 receipt of Tenant's security deposit for the faithful
                        performance of all terms, covenants and conditions of this Lease. The sum of the security deposit is specified in the Basic Lease Information. Tenant agrees that Landlord may apply the security deposit to remedy any failure by Tenant to repair or maintain the premises or to perform any other provisions of this Lease. If Tenant has kept and performed all terms, covenants and conditions of this Lease during the Term, Landlord will promptly return the security deposit to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the Lease Term. Should Landlord use any portion of the security deposit to cure any default by Tenant, Tenant shall promptly replenish the security deposit to its original amount. Landlord shall not be required to keep any security deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit.

                        (b) No mortgagee, mortgagee in possession, or successor in title to the property, shall be accountable for any security deposit required by the Landlord under this Lease, unless the deposit has actually been received by such mortgagee or successor as security for the Tenant's performance of this lease.

SUBSTITUTION      33.   (a) Landlord shall have the right at any time through
SPACE                   the end of the Term of this Lease to substitute, instead
                        of the leased premises, other space (of approximately the same area as the leased premises) hereinafter referred to as "Substitution Space", in the Project.

                        (b) If Landlord desires to exercise such right, it shall give Tenant at lease sixty (60) days prior written notification that Tenant is to relocate to another space. Tenant shall then give Landlord written notice within ten (10) days of receipt of

                        Landlord's notification whether Tenant agrees to relocate, or whether Tenant elects to terminate the Lease and vacate the premises as of the sixtieth (60th) day following the date of Landlord's notification. Should Tenant fail to give Landlord written notice within ten (10) days of receipt of Landlord's notification, then Tenant shall be deemed to have elected to terminate, and this Lease shall automatically terminate sixty (60) days following the date of Landlord's notification. If Tenant retains possession of the premises or any part thereof following the termination date, Tenant shall be liable to Landlord, for each day it retains possession, for double the amount of the Basic Rent and Tenant's Share of Operating Costs for the last period prior to the date of termination, plus actual damages incurred by Landlord resulting from delay by Tenant in surrendering the premises, including without limitation any claims made against Landlord by any succeeding tenant to the premises and Landlord's costs in taking any action at law, in equity or self help to evict Tenant from the premises.

                        (c) If Tenant elects to move to the Substitution Space, the move shall be at the sole cost of Landlord including all costs and expenses related to improving the space with leasehold improvements equal to those then in Tenant's premises, moving the furniture, office equipment and other contents of the premises to the new space, reinstating telecommunications equipment, printing of new stationary, business cards and other printed matter bearing the address of Tenant and such other reasonable expenses as Tenant may incur. After the move, this Lease shall continue in full force and effect and shall apply to the Substitution Space except that
                        (a) if the then unexpired balance of the term of the Lease shall be less than one year, the term of this Lease shall be extended so that the unexpired balance of the term of this Lease shall be from one year from the date of the move and (b) if the Substitution Space contains more square footage than the leased premises, Base Rent and Tenant's Share of Operating Costs shall be increased proportionately (provided that such rental increase shall not exceed five percent (5%) of the rental immediately preceding an increase).

CORPORATE         34.   If Tenant is a corporation, each of the  persons
AUTHORITY               executing this Lease on behalf of Tenant does hereby
                        covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Washington, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. Upon Landlord's request, Tenant shall provide
                        Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

LEASE NOT AN      35.   Submission of this instrument for examination or
OFFER                   signature by Tenant does not constitute a reservation
                        of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both
                        Landlord and Tenant.

BROKERAGE         36.   Tenant represents and warrants that it has dealt
                        with no broker, agent or other person in connection with this transaction, and/or that no broker, agent or other person brought about this transaction and Tenant agrees to indemnify and hold
                        Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Article shall survive the termination of this Lease.

FORCE             37.   Whenever a period of time is prescribed for action
MAJEURE                 to be taken by Landlord, Landlord shall not be liable
                        or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord ("Force
                        Majeure").

CERTAIN           38.   Landlord shall have the following rights, exercisable
RIGHTS                  without notice and without liability to Tenant for
RESERVED BY             damage or injury to property, persons or business and
LANDLORD                without effecting an eviction, constructive or actual,
                        or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent:

                        (a) To decorate, expand and make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building and Project, or any part thereof, and for such purposes to enter upon the leased premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building to install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment to other parts of the Building above the ceiling surfaces, below the floor surfaces or within the walls, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the leased premises are reasonably accessible.

                        (b) To have and retain a paramount title to the premises free and clear of any act of Tenant purporting to burden or encumber them.

                        (c) To make changes to common areas including, without limitation, changes in the location, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress and direction of traffic, landscaping and walkways, to close any common areas temporarily so long as reasonable access to the Premises remains available, and to use the common areas as a staging area.

                        (d) To change the name by which the Building or Project is designated.

                        (e) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building or Project, provided the exclusive right does not operate to exclude Tenant from the use expressly permitted under this Lease.

                        (f) To prohibit the placing of vending or dispensing machines of any kind in or about the premises without the prior written permission of Landlord.

                        (g) To have access for Landlord and other tenants of the Building to any mail chutes located on the leased premises according to the rules of the United States Postal Service.

                        (h) To take all reasonable measures as Landlord may deem advisable for the security of the Building or Project and its occupants, including without limitation, the search of all persons entering or leaving the Building, access to the premises for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building or Project, and the closing of the Building or Project after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant's right to admittance when the Building or Project is closed after normal business hours under such reasonable regulations as Landlord may prescribe form time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

PERSONAL          39.   Landlord may sell or otherwise transfer all or
LIABILITY               part of its interest in the premises and if the proposed
                        purchaser or transferee shall assume Landlord's obligations under this Lease for so long as it retains an interest in the premises, then Landlord shall be relieved of any obligation under this Lease accruing after the date of transfer. If any security deposit or prepaid rent has been paid by Tenant and Landlord shall transfer such security deposit or prepaid rent to Landlord's successor, then Landlord shall be discharged from any further liability with respect to such security deposit or prepaid rent. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection with this Lease or any other matter relating to the premises, shall be limited to the interest of Landlord in the premises and Landlord shall not be liable personally for any deficiency. Tenant agrees to look solely to Landlord's interest in the premises for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. In furtherance of the foregoing limitation: (a) no general or limited partner of Landlord shall be sued or named as a party in any action or suit (except as may be necessary to secure jurisdiction of the partnership);
                        (b) no service of process shall be made against any general or limited partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
                        (c) no general or limited partner of Landlord shall be required to answer or otherwise plead to any service of process; (d) no adjustment will be taken against any general or limited partner of Landlord; (e) any judgment taken against any general or limited partner of Landlord may be vacated or set aside at any time nunc pro tunc;
                        (f) no writ of execution will ever be levied against the assets of any general or limited partner of Landlord; and (g) these covenants are enforceable both by Landlord and also by any partner of Landlord. In addition, Landlord shall not be liable to Tenant or anyone claiming by or through Tenant for lost profits or consequential damages incurred due to a breach of this Lease by Landlord or due to Landlord's acts or omissions.

MISCELLAN-        40.   Additional Definitions.
EOUS

                        (a) The term "premises" wherever it appears herein includes and shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context) the office space demised and improvements now or at any time hereinafter comprising or built in the space hereby demised. The term "Landlord" includes the Landlord, its successors, and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

                        (b) Time is of the essence of this lease and all its provisions. This Lease shall in all respects be governed by the laws of the State of Washington. Captions are for convenience of reference only and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. This Lease, together with its exhibits, contains all the agreements of the parties and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those expressly set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument signed by the parties.

                        (c) If for any reason any provision of this Lease shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

                        (d) The waiver by Landlord of any term or provision of this Lease shall not be deemed a waiver of the same term or provision or any subsequent breach thereof or of any other term or provision of this Lease.

                        (e) If, in connection with obtaining construction, interim or permanent financing for the Property, the lender shall request modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligation of Tenant under this Lease or materially affect the leasehold interest created or Tenant's rights under this Lease.

                        (f) Neither Tenant nor Landlord shall record this Lease without the written consent of the other party.

                        (g) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent or any other sum due Landlord under this Lease shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction or a modification of Tenant's obligations under this Lease, or a limitation on Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

                        (h) If Tenant requests Landlord's consent or approval and Landlord fails or refuses to give such consent or approval, Tenant shall not be entitled to any damages for any withholding or delay by Landlord of its consent or approval if Landlord is entitled to withhold such consent or approval in its sole discretion or if such consent or approval is not to be unreasonably withheld or delayed by Landlord and in its good faith judgment Landlord determines that it is required under any document evidencing or securing financing of the Property and the lender withholds its consent or approval. In any instance where the consent or approval of the lender is required, Landlord shall not be required to expend money or make any concession to the lender to induce its consent or approval.

                        (i) Landlord retains all statutory lien rights
                            per Washington State Law.

DISCLOSURE        41.   The  officers  and  agents of  Landlord's  property
                        manager and other related parties are licensed real estate brokers or salespersons. This disclosure is made pursuant to RCW 18.85.230.



SEE ADDENDUM           Attached hereto and made a part hereof by this reference.



                  IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

      LANDLORD:                            TENANT:

      Spieker Properties, L.P.             ImageX Corporation
      a California limited partnership     a Washington corporation

By:   Spieker Properties, Inc.,
      a Maryland corporation
Its:  General Partner

            /s/ James C. Eddy                    /s/ Jack Hooper
-----------------------------------    ---------------------------------------
By:   James C. Eddy                    By:   Jack Hooper
Its:  Senior Vice President            Its:  Chief Financial Officer

Date:       /s/ 6/8/98                 Date:           /s/ 5/28/98




STATE OF                      )
                              ) ss.
COUNTY OF                     )

      On this 28th day of May, 1998, personally appeared before me Jack Hooper, to me known to be the Chief Financial Officer of the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

                                          /s/ illegible
                                    ---------------------------------------
                                    NOTARY PUBLIC in and for the State of
                                    Washington,  residing at 5108  Woodlawn
                                    Ave., Seattle, WA  98103

                                    My commission expires:   1/29/02
                                                          -------------

STATE OF OREGON               )
                              ) ss.
COUNTY OF CLACKAMAS           )

      On this 8th day of June, 1998, personally appeared before me JAMES C. EDDY, to me known to be the Senior Vice President of the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute this instrument and that the seal affixed (if any) is the corporate seal of said corporation.

                                          /s/ Susan N. Zuercher
                                    ------------------------------------------
[Seal of Susan N.                   NOTARY PUBLIC in and for the State of
   Zuercher]                        Oregon, residing at Lake Oswego, OR.

                                    My commission expires:      4/20/99
                                                          --------------------

                                    ADDENDUM
                                       to
                                 LEASE AGREEMENT
                           dated May 14, 1998 between
      Spieker Properties, L.P., a California limited partnership (Landlord)
                                       and
                    ImageX, a Washington corporation (Tenant)
                 For Premises Located in US Bank Plaza Building



Addendum to Paragraph 32:  SECUR1TY DEPOSIT.

Tenant shall deposit with Landlord a security deposit in the amount of Eight Thousand, Two Hundred, Eighty Three and no/100 Dollars ($8,283.00). In addition this Lease shall not be effective unless and until Tenant shall have provided to Landlord a letter of credit in the total amount of Twenty-Four Thousand, Eight Hundred, Forty-Nine and No/100 Dollars ($24,849.00) issued by a United States bank that is a member of the Federal Reserve System in the forms attached hereto as Exhibit G, or with such variations as Landlord may approve in advance in writing, which approval may be withheld for any or no reason. If letter of credit is not issued and delivered within seven (7) days after execution of this Lease, this Lease shall be null, void and of no force or effect. If, and only if, all of the financial conditions hereinafter set forth in this Addendum to Lease Paragraph 32 (the "Conditions") shall have been met and the Tenant is not then in breach or default under any term of this Lease, and Landlord shall not by then have presented a draft upon the same, Landlord shall promptly surrender the original letter of credit in the form of Exhibit G-2 to Tenant for cancellation. The Conditions are as follows:

      A. The Tenant's achievement of pre-tax profitability of no less than One Hundred Thousand and No/100 Dollars ($100,000.00) per month for not less than three (3) consecutive months and a net worth equal to One Hundred Ninety Thousand and No/100 Dollars ($190,000.00) evidenced by true, accurate and tenant-verified financial statements prepared by the Tenant in accordance with generally accepted accounting principles.

                                       or

      B. The Tenant's achievement of a net worth of at least Five Million Dollars ($5,000,000.00) evidenced by true, accurate and tenant-verified financial statements prepared by the Tenant in accordance with generally accepted accounting principles.

Additional Paragraph 42:  Availability of Premises

Landlord and Tenant recognize that the Premises is currently leased to a third party tenant, Prosoft Development, Inc. This Lease agreement is conditioned upon Landlord and Prosoft Development Inc. entering into an agreement to terminate the lease currently in effect for the Premises on or before May 31, 1998. Should that not occur, Landlord reserves the right (but not the obligation) to terminate this Lease Agreement by notice to Tenant, whereupon this Lease Agreement shall be null and void and without further force and effect.

Additional Paragraph 43 :  Option to Extend

Provided Tenant is not, and has not been, in default of any of its obligations under the Lease, it shall have an option to renew this Lease for the Premises in "as is" condition for a term of three (3) years, on the same terms and conditions as set forth in this Lease except that the Base Rent shall be the then current market rents, including interim escalations. In no event will the monthly rental be less than the rental for the last month of the previous term.

Tenant shall give Landlord written notice of its intent to exercise this Option to Extend at least one hundred eighty (180) days prior to the expiration of the current lease term. Within fifteen (15) days after Tenant exercises its Option to Extend, Landlord will provide Tenant with the current market rental rate, as determined by Landlord, as well as terms and conditions for the extended term. Tenant shall have Ten (10) days from notification by Landlord of current rent and conditions to accept Landlord's current market figure and terms and conditions. It Tenant does not accept Landlord's rental figure and terms and conditions within the fifteen (15) day period, this option shall be null and void and Landlord shall have no further obligation to Tenant and Landlord may enter into a lease for the Premises with a third party.

Notwithstanding anything to the contrary herein contained, Tenant's right to extend the term by exercise of the foregoing option shall be conditioned upon the following: (i) at the time of the exercise of the option, and at the time of the commencement of the extended term, Tenant shall be in possession of and occupying the Premises for the conduct of its business therein and the same shall not be occupied by any assignee, subtenant or licensee; and (ii) the notice of exercise shall constitute a representation by Tenant to Landlord, effective as of the date of the exercise and as of the date of commencement of the extended term, that Tenant does not intend to seek to assign the Lease in whole or in part, or sublet all or any portion of the Premises, the election to extend the term being for purposes of utilizing the Premises for Tenant's purpose in the conduct of Tenant's business therein.



                                      -2-